Income Tax (Narrative) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Valuation Allowance, Deferred Tax Asset, Increase (Decrease), Amount	$ 1
Unrecognized Tax Benefits that Would Impact Effective Tax Rate	0	$ 1	$ 1
Income Tax Examination, Penalties Expense	0	0	0
Income Taxes Paid, Net	33	(5)	25
Accrued Income Taxes	94	35
MetLife, Inc.
Income Taxes Paid, Net	2	3	$ 0
Accrued Income Taxes	0	$ 3
Indefinite
Operating Loss Carryforwards	$ 290